UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 11, 2014

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.12e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Directors.

On February 11, 2014, the Board of Directors (the “Board”) of Tandy Leather Factory, Inc. (the “Company”) was expanded to ten (10) members, and on that date the Board of Directors filled the additional Board seat by electing Jefferson Gramm to serve as a member of the Board effective February 11, 2014.  Mr. Gramm will serve as a director of the Company until the 2014 Annual Meeting of Stockholders of the Company or until his successor has been elected and qualified.  The Board has not yet determined the committees of the Board on which Mr. Gramm will serve.

Mr. Gramm has been a portfolio manager at Bandera Partners LLC since 2006.  Bandera Partners LLC manages Bandera Master Fund LP, an investment fund that owns approximately 28% of the Company’s shares.  From October 2004 to July 2006, Mr. Gramm was a Managing Director of Arklow Capital, LLC, a hedge fund manager focused on distressed and value investments.  He has been a Director of Morgan’s Foods Inc. since April 12, 2013.  He served as a Director of Peerless Systems Corp from June 2009 to November 2010.  He received an M.B.A. from Columbia University in 2003 and a B.A. in Philosophy from University of Chicago in 1996.

The Board considers Mr. Gramm to be an independent director under applicable NASDAQ requirements.  As a non-management member of the Board, Mr. Gramm will receive the same standard compensation paid to other non-management directors for service on the Board.  There are no arrangements or understandings between Mr. Gramm and any other person pursuant to which he was selected as a director.  There have been no transactions since the beginning of the Company’s last fiscal year, nor are there any currently proposed transactions regarding Mr. Gramm that are required to be disclosed by Item 404(a) of the Securities and Exchange Commission Regulation S-K.

Item 7.01.  Regulation FD Disclosure.

On February 11, 2014, the Company issued a press release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference announcing the election of Jefferson Gramm as a member of the Board effective February 11, 2014.

Reference to the Company’s website in the release does not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.  The information in the press release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirement of Regulation FD.  The information is “furnished” and not “filed’ for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or by the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated February 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: February 11, 2014	BY: /s/ Jon Thompson
Jon Thompson, Chief Executive Officer and President